Semiannual Report

June 30, 2002

T. Rowe Price
Blue Chip Growth Portfolio and II Shares

Dear Investor

Market declines are never enjoyable, and this down market is proving to be more prolonged and significant than the average post-WWII bear market. In particular, the past six months have been among the most difficult periods for large-cap growth investing in recent memory. A crisis of confidence - fueled by questions regarding accounting integrity, corporate ethical lapses, lackluster earnings, and global terrorism - has hurt stocks and particularly large growth stocks.

  Performance Comparison

  Periods Ended 6/30/02                          6 Months              12 Months
  ------------------------------------------------------------

  Blue Chip Growth
  Portfolio shares                                -16.84%                -20.70%

  Blue Chip Growth
  Portfolio - II shares*                              -                      -

  S&P 500 Stock Index                              -13.16                 -17.99

  Lipper Variable Annuity
  Large-Cap Growth Funds Average                   -18.89                 -26.16

  *This share class' return since its inception on 4/30/02 is -10.29%.

  The steep drop that the portfolio endured during the past six months and year largely reflects the rapidly worsening environment of the most recent quarter. It was virtually impossible for a large-cap growth investment strategy to stay true to its mandate and avoid double-digit losses. While results were below those of the broad S&P 500, they were somewhat better than for the fund's growth-specific Lipper benchmark. This does not mitigate the impact of these losses, and we do not want to sugarcoat them. They are painful for us, as we know they are for you. However, we remain confident in our strategy, and we are working diligently to invest for solid long-term performance.

MARKET ENVIRONMENT

  Corporate improprieties were the center of attention in the past six months, as several companies announced accounting irregularities, conflicts of interest, or SEC investigations. Adelphia, Enron, Xerox, and WorldCom were notable examples. Fortunately, your fund had no exposure to these (other than a very small amount of WorldCom sold much above current prices). We did not avoid the fallout altogether: meaningful positions in Tyco International declined significantly due to funding concerns and evidence of tax evasion by the now-former CEO, while our holding in Omnicom declined due to accounting questions. Moreover, in the post-Enron era, investors have become wary of all companies with complex accounting arrangements or that have grown via acquisitions. These qualities tend to be found more commonly among larger companies, and a number of large growth companies suffered, including leaders such as GE, AIG, Citigroup, and Merck.

  The large growth segment remained among the market's worst performers (a place it has held for several quarters). However, the crisis of confidence hampered every sector of the market during the half year. This was the case despite a fairly consistent stream of positive economic news in the broader economy, including improved factory orders and strong housing, auto, and retail sales. Conversely, neither the information technology or telecommunication services sector has yet recovered from the excessive capital expenditures during the tech bubble. WorldCom announced that it had misstated expenses (apparently intentionally) and actually suffered losses for the previous 15 months. The news helped push the entire telecom sector down more than 40% in 2002.

  The health care sector, normally somewhat defensive, had inconsistent performance, with health care services performing quite well but pharmaceutical stocks declining sharply. Several large drug companies are facing patent expirations on blockbuster drugs while also experiencing difficulty in getting new products approved by the FDA. The financial sector was also bifurcated: some regional banks and non-market-sensitive stocks held up reasonably well, but brokers and other market-sensitive stocks did poorly.

  Although the concerns regarding accounting integrity and the ongoing threat of terrorism are formidable obstacles, investors may have become overly pessimistic. The economic backdrop is favorable and the banking system appears to be reasonably sound (not always the case in a market crisis such as this). Inflation and interest rates also are quite supportive of improved equity performance. Restoring investor confidence in corporate governance and accounting integrity will take time. However, private sector actions (the pressures of the capital markets and resultant management actions to improve disclosure) and some level of increased regulation will improve financial reporting discipline. One risk is that in their zeal to eliminate impropriety, political leaders will aggressively implement a number of burdensome regulations and also vilify American business leaders. This would be ill advised and is a real risk for the U.S. stock market.

PORTFOLIO REVIEW

  As we noted in our last semiannual report, the outlook for earnings is somewhat uncertain despite a slowly recovering economy. Accordingly, we continue to pay special attention to earnings prospects, and were disappointed that companies such as Pfizer, American International Group, and Home Depot declined despite generating durable, sustainable earnings growth. Investors are simply skeptical of large, complex companies, even if they have strong long-term growth records and prospects. We also recognize that a hallmark of bear markets is that established growth companies can decline significantly, particularly in the latter stages of the correction.

  There were some areas where your fund made money in the first half of 2002. UnitedHealth Group and Wellpoint Health Networks, leading HMOs, continued to generate very good earnings and cash flow growth and were the top two performers in the first half. The health care services area also produced other major winners, such as pharmaceutical distributor AmerisourceBergen, and leading hospital chains HCA and Tenet Healthcare. Financial stocks generally outperformed, although banks, insurance, and consumer finance did much better than brokers. Wells Fargo, Bank of America, Fifth Third Bancorp, and U.S. Bancorp are all relatively high-quality banks and each was a top performer. Progressive, a major provider of auto insurance, continued to be an outstanding stock for your fund.

  Sector Diversification
                                                             6/30/02
  --------------------------------------------

  Consumer Discretionary                                      13.75%

  Consumer Staples                                              5.17

  Energy                                                        3.90

  Financials                                                   26.49

  Health Care                                                  22.59

  Industrials and Business Services                            11.87

  Information Technology                                       13.16

  Telecommunication Services                                    1.20

  Utilities                                                     0.04

  Reserves                                                      0.65

  Miscellaneous                                                 1.18

  Total                                                      100.00%

  Other positive contributors came from various industry sectors but all possessed strong balance sheets, managements, and growth prospects. Selected consumer products companies such as Coca-Cola performed well. We were fortunate in that we increased our position meaningfully (after several years of being underweight) and captured much of its outperformance. Other winners included Apollo Group, a leader in post-secondary education; Smith International, a high-quality oil services firm; long-time holding Danaher, an industrial company with outstanding free cash flow; and blue chip drug retailer Walgreen.

  A Second Take on Our Misses

  The list of first-half losers was extensive. As always, we will try to share with you whether we think the market's punishment was deserved and perhaps, more important, whether the future prospects are solid for major problem holdings. After several years of stellar performance, Tyco International became a disastrous position. Although we think the extent of the decline has been overdone, the company gave investors ample reason to lose confidence. We disliked the company's acquisition of CIT, which contributed to a perceived funding crisis that ultimately caused Tyco to reverse course and sell CIT. The CEO also resigned following charges that he evaded taxes on purchases of art. Although there continues to be various concerns regarding the company, its core health care, security, and industrial businesses appear to be healthy. In our view, the sale of CIT and continued strong cash flow generation are strong positives. If our analyst's earnings projections are reasonable, the stock could recover quite well.

  AOL Time Warner also deserved some of its poor performance. The company had to lower earnings guidance modestly and incurred costs as it simplified its partnerships with other media players. However, we believe that the new management team is improving operations while increasing the transparency of financial results. While the AOL classic service has growth challenges, investors are not ascribing much worth to it in the firm's overall valuation, and any improvement in results could drive strong stock performance. This is a holding we will continue to monitor carefully.

  Longtime holding Citigroup was also a major loser in the first half. Its investment banking relationships with Enron, Adelphia, and WorldCom, as well as challenges in its corporate finance, consumer finance, and foreign operations, topped the list of concerns. These are legitimate issues. However, Citigroup's valuation is becoming compelling. Continued improvement in the global economy and capital markets could result in a sharp improvement in stock performance.

  GE also performed very poorly. Investors were concerned about the company's jet engine and power turbine business as well as its complexity and the adequacy of its financial disclosures. On balance, we think the company continues to improve disclosure. However, it has posted mediocre results in key divisions, including its GE Capital financial segment. Thus, while we will continue to hold GE, we are not overly enthusiastic about it relative to other holdings.

  Omnicom, a top ad agency, was pummeled along with other media companies. Omnicom was plagued by a Wall Street Journal article questioning how it accounted for organic growth and noting large upcoming debt repayments. However, Omnicom has the best operating results in its industry and has demonstrated that it has adequate funding to meet its debt obligations. The company is reasonably valued and should perform well as the economy recovers.

  Home Depot declined sharply, but we believe investors will reevaluate the company more favorably over time. Home Depot is producing same-store-sales gains somewhat below its largest competitor, Lowe's. This is chiefly because Home Depot is significantly larger and its store base is more mature (its stores produce a much higher level of sales per store and profitability). Also, the new management at Home Depot is emphasizing improved inventory management, efficiency, and cash flow. The company has been very successful in these areas and is now able to finance growth internally. While management may have been a bit too zealous and thus hurt same-store sales, it remains an outstanding company at an attractive valuation.

  Microsoft and Pfizer were also major detractors, but mainly because both are large holdings. Microsoft was a strong relative performer in the technology area and Pfizer performed reasonably well versus other pharmaceutical stocks. In our view, both companies are well positioned to generate very strong earnings and cash-flow growth.

STRATEGY

  Our strategy of seeking high-quality fundamentals is particularly important in this emotion-driven market. We continue to add to core holdings as long as we are confident regarding fundamentals and return potential, and we try to be decisive about weeding out holdings where we believe the return potential relative to risk is no longer attractive. Additions to existing holdings such as Texas Instruments, Pharmacia, U.S. Bancorp, and Bank of America were significant enough to be included in the 10 largest purchases for the past six months.

  However, we did establish four new major positions, all of which we think have quality balance sheets and profitability. We expect UPS to perform well once it resolves negotiations with its labor unions. Printer company Lexmark International has done well relative to other technology stocks since purchase. While we continue to view Internet-based companies with skepticism, USA Interactive (parent to online travel company Expedia and Ticketmaster) has strong management (Barry Diller) and continues to generate attractive cash-flow growth. Student-loan provider SLM, also known as Sallie Mae, continues to benefit from strong growth in student enrollment, increasing lending amounts, and a competitive advantage in loan servicing compared to the government's direct lending program.

  Most stock sales were driven by deteriorating fundamentals or the belief that other companies in the sector were better positioned. It was somewhat gratifying that several stocks that were eliminated declined very significantly after their sale (falling far more than market averages). Included in this group were contract manufacturer Flextronics, Sprint PCS, Safeway, media firm Liberty Media, and Electronic Data Systems. The fund's analysts have played an important role in identifying problems with these companies before we suffered significant losses.

OUTLOOK

  Despite reassurance from the Federal Reserve that the economic recovery is on target, the markets have not reacted well. However, history tells us that almost every investment boom has been accompanied by excess investment in certain sectors and corporate mismanagement. While the problems may be somewhat more widespread currently, there are many excellent companies run by competent and honest managements in which we can invest.

  Our job in this difficult environment is to invest in such companies at prices that increase your odds of making solid returns. Lower stock prices can help us in this endeavor, but we must effectively distinguish between stocks suffering short-term setbacks and those facing long-term decline.

  Market critics have asserted that stock returns could be poor for several years. On balance, however, we think the outlook is quite good for several reasons:

  1.  Earnings growth remains strong at many high-quality U.S. companies.

  2.  Valuations are now much more reasonable.

  3. Many of our holdings generate significant free cash flow.
  Shareholder-oriented management will use this cash to repurchase shares or make value-added acquisitions at advantageous prices.

  4. Forces are building to restore investor confidence in U.S. companies. The U.S. regulatory agencies are heightening their scrutiny, and in the private sector, the capital markets and responsible management teams are encouraging better standards for disclosure. We expect that when companies generate solid results after these measures are undertaken, investors should feel much more assured.

  Respectfully submitted,

  Larry J. Puglia
  President and chairman of the Investment Advisory Committee
  July 26, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights

Major Portfolio Changes

Listed in descending order of size
Six Months Ended 6/30/02

TEN LARGEST PURCHASES
----------------------------

Affiliated Computer Services
Texas Instruments
Home Depot
Microsoft
U.S. Bancorp
UPS*
Pharmacia
American International Group
Bank of America
Intel

TEN LARGEST SALES
----------------------------

Exxon Mobil
Flextronics**
ChevronTexaco
Liberty Media**
Freddie Mac
Sprint PCS**
Safeway**
ACE Limited
Electronic Data Systems**
Allergan
-----------------------------

*Position added.

**Position eliminated.

Portfolio Highlights

Twenty-Five Largest Holdings
                                                    Percent of
                                                    Net Assets
                                                       6/30/02
------------------------------------------------

Pfizer                                                    4.0%

Citigroup                                                  3.9

UnitedHealth Group                                         3.4

Freddie Mac                                                3.3

Microsoft                                                  3.2

First Data                                                 2.5

GE                                                         2.4

Wyeth                                                      2.3

Viacom                                                     2.2

American International Group                               2.2

Johnson & Johnson                                          1.9

Target                                                     1.7

Wal-Mart                                                   1.7

Home Depot                                                 1.6

Wellpoint Health Networks                                  1.6

Bank of America                                            1.6

Concord EFS                                                1.5

Coca-Cola                                                  1.5

Fannie Mae                                                 1.5

Danaher                                                    1.4

Cisco Systems                                              1.4

Philip Morris                                              1.3

Marsh & McLennan                                           1.2

AOL Time Warner                                            1.2

Mellon Financial                                           1.2
------------------------------------------------

Total                                                    51.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Blue Chip Growth Portfolio

                       S&P 500                       Blue Chip                 Lipper Variable
As of 6/30/02            Index                Growth Portfolio                Large-Cap Growth
                                                        Shares                   Funds Average

12/31/2000              10,000                          10,000                          10,000
06/30/2001               9,330                           9,040                           8,577
06/30/2002               7,652                           7,168                           6,362


     Note: Performance for II Class shares will vary from portfolio shares due to the differing fee structure. See returns table below.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Blue Chip Growth Portfolio
Periods Ended 6/30/02

                                                            Since                 Inception
                                 1 Year                 Inception                      Date
--------------------------------------------------------------------

Blue Chip Growth
Portfolio shares                -20.70%                   -19.90%                  12/29/00
Blue Chip Growth
Portfolio - II shares                 -                   -10.29%                   4/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
Blue Chip Growth shares
Unaudited
                                                      For a share outstanding
                                                       throughout each period

                                               6 Months                 12/29/00
                                                  Ended                  Through
                                                6/30/02                 12/31/01
NET ASSET VALUE
Beginning of period                              $ 8.61                  $ 10.00

Investment activities
  Net investment income (loss)                        -                     0.01

  Net realized and
  unrealized gain (loss)                         (1.45)                   (1.39)

  Total from
  investment activities                          (1.45)                   (1.38)

Distributions
  Net investment income                               -                   (0.01)

NET ASSET VALUE
End of period                                    $ 7.16                   $ 8.61
                                                 ------                   ------
Ratios/Supplemental Data
Total return(diamond)                          (16.84)%                 (13.73)%

Ratio of total expenses to
average net assets                               0.85%!                    0.85%

Ratio of net investment
income (loss) to average
net assets                                       0.05%!                    0.14%

Portfolio turnover rate                          47.3%!                    42.2%

Net assets, end of period
(in thousands)                                  $ 5,336                  $ 6,030

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!  Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
Blue Chip Growth - II shares
Unaudited
                                              For a share outstanding
                                               throughout each period

                                                              4/30/02
                                                              Through
                                                              6/30/02
NET ASSET VALUE
Beginning of period                                            $ 8.04

Investment activities
  Net realized and
  unrealized gain (loss)                                       (0.89)

NET ASSET VALUE
End of period                                                  $ 7.15
                                                               ------
Ratios/Supplemental Data
Total return(diamond)                                        (10.29)%

Ratio of total expenses to
average net assets                                             1.10%!

Ratio of net investment
income (loss) to average
net assets                                                     0.09%!

Portfolio turnover rate                                        47.3%!

Net assets, end of period
(in thousands)                                                   $ 90

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!  Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2002 (Unaudited)

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
COMMON STOCKS 99.4%
CONSUMER DISCRETIONARY 13.7%
Automobiles 0.5%
Harley-Davidson                                                   500                     $ 26

                                                                                            26

Hotels, Restaurants & Leisure 0.4%
Starbucks *                                                     1,000                       25

                                                                                            25

Internet & Catalog Retail 0.4%
USA Interactive *                                               1,000                       23

                                                                                            23

Leisure Equipment & Products 0.1%
Mattel                                                            200                        4

                                                                                             4

Media 6.3%
AOL Time Warner *                                               4,400                       65

Clear Channel Communications *                                  1,800                       58

Comcast, Class A *                                              1,750                       42

Disney                                                            400                        7

Omnicom                                                           890                       41

Univision Communications
   Class A *                                                      200                        6

Viacom, Class B *                                               2,751                      122

                                                                                           341

Multiline Retail 3.8%
Kohl's *                                                          300                       21

Target                                                          2,470                       94

Wal-Mart                                                        1,660                       91

                                                                                           206

Specialty Retail 1.9%
Best Buy *                                                        450                       17

Home Depot                                                      2,400                       88

                                                                                           105

Textiles, Apparel, & Luxury Goods 0.3%
Nike, Class B                                                     300                       16

                                                                                            16

Total Consumer Discretionary                                                               746

CONSUMER STAPLES 5.2%
Beverages 2.7%
Anheuser-Busch                                                    100                        5

Coca-Cola                                                       1,450                       81

PepsiCo                                                         1,210                       58

                                                                                           144

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Food & Drug Retailing 0.6%
Sysco                                                             100                      $ 3

Walgreen                                                          700                       27

                                                                                            30

Household Products 0.6%
Colgate-Palmolive                                                 500                       25

Procter & Gamble                                                  100                        9

                                                                                            34

Tobacco 1.3%
Philip Morris                                                   1,650                       72

                                                                                            72

Total Consumer Staples                                                                     280

ENERGY 3.9%
Energy Equipment & Services 2.1%
Baker Hughes                                                    1,370                       45

BJ Services *                                                     940                       32

Smith International *                                             500                       34

                                                                                           111

Oil & Gas 1.8%
ChevronTexaco                                                     500                       44

Exxon Mobil                                                     1,360                       56

                                                                                           100

Total Energy                                                                               211

FINANCIALS 26.5%
Banks 6.7%
Bank of America                                                 1,200                       84

Bank of New York                                                1,100                       37

Fifth Third Bancorp                                               800                       53

Mellon Financial                                                1,990                       63

Northern Trust                                                    400                       18

U.S. Bancorp                                                    2,300                       54

Wells Fargo                                                     1,140                       57

                                                                                           366

Diversified Financials 14.0%
American Express                                                  280                       10

Capital One Financial                                             520                       32

Charles Schwab                                                  1,430                       16

Citigroup                                                       5,530                      214

Fannie Mae                                                      1,100                       81

Franklin Resources                                                600                       26

Freddie Mac                                                     2,970                      182

Goldman Sachs Group                                               400                       29

Merrill Lynch                                                     800                       33

T. Rowe Price Blue Chip Growth Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Morgan Stanley                                                  1,120                     $ 48

SLM Corporation                                                   300                       29

State Street                                                    1,300                       58

                                                                                           758

Insurance 5.8%
ACE Limited                                                       710                       22

Allstate                                                          200                        7

American International Group                                    1,710                      117

Hartford Financial Services Group                                 700                       42

John Hancock Financial Services                                   100                        3

Marsh & McLennan                                                  700                       68

Progressive Corporation                                           500                       29

XL Capital, Class A                                               300                       25

                                                                                           313

Total Financials                                                                         1,437

HEALTH CARE 22.6%
Biotechnology 1.1%
Amgen *                                                           700                       29

IDEC Pharmaceuticals *                                            180                        6

MedImmune *                                                     1,000                       27

                                                                                            62

Health Care Equipment & Supplies 1.8%
Baxter International                                            1,300                       58

Guidant *                                                         300                        9

Medtronic                                                         640                       27

Waters Corporation *                                              100                        3

                                                                                            97

Health Care Providers & Services 8.3%
AmerisourceBergen                                                 700                       53

Cardinal Health                                                   525                       32

HCA                                                               900                       43

Laboratory Corporation of America *                               660                       30

Tenet Healthcare *                                                300                       22

UnitedHealth Group                                              2,000                      183

Wellpoint Health Networks *                                     1,100                       86

                                                                                           449

Pharmaceuticals 11.4%
Abbott Laboratories                                             1,400                       53

Allergan                                                          300                       20

Biovail *                                                         500                       14

Eli Lilly                                                         300                       17

Forest Laboratories *                                             200                       14

Johnson & Johnson                                               2,000                      105

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

King Pharmaceuticals *                                            100                      $ 2

Pfizer                                                          6,230                      218

Pharmacia                                                       1,070                       40

Schering-Plough                                                   490                       12

Wyeth                                                           2,400                      123

                                                                                           618

Total Health Care                                                                        1,226

INDUSTRIALS & BUSINESS SERVICES 11.9%
Aerospace & Defense 0.3%
General Dynamics                                                  100                       11

Honeywell International                                           200                        7

                                                                                            18

Air Freight & Logistics 0.7%
UPS, Class B                                                      600                       37

                                                                                            37

Commercial Services & Supplies 6.3%
Apollo Group, Class A *                                         1,100                       43

Automatic Data Processing                                         880                       38

Cendant *                                                       2,100                       33

Concord EFS *                                                   2,700                       82

First Data                                                      3,680                      137

Paychex                                                           100                        3

Waste Management                                                  100                        3

                                                                                           339

Industrial Conglomerates 3.2%
3M                                                                 70                        9

GE                                                              4,470                      130

Tyco International                                              2,630                       35

                                                                                           174

Machinery 1.4%
Danaher                                                         1,150                       76

                                                                                            76

Total Industrials & Business Services                                                      644

INFORMATION TECHNOLOGY 13.2%
Communications Equipment 2.7%
Brocade Communications Systems *                                  300                        5

Cisco Systems *                                                 5,450                       76

Motorola                                                          800                       12

Nokia ADR                                                       1,270                       18

QUALCOMM *                                                      1,200                       33

                                                                                           144

T. Rowe Price Blue Chip Growth Portfolio
June 30, 2002 (Unaudited)

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Computers & Peripherals 1.6%
Dell Computer *                                                 1,730                     $ 45

IBM                                                               200                       15

Lexmark International, Class A *                                  500                       27

                                                                                            87

IT Consulting & Services 1.1%
Affiliated Computer Services
  Class A *                                                     1,300                       62

                                                                                            62

Semiconductor Equipment & Products 4.1%
Analog Devices *                                                1,100                       33

Applied Materials *                                             1,520                       29

Intel                                                           1,900                       35

KLA-Tencor *                                                      300                       13

Linear Technology                                                 100                        3

Maxim Integrated Products *                                     1,400                       54

QLogic *                                                          300                       11

Texas Instruments                                               1,600                       38

Xilinx *                                                          240                        5

                                                                                           221

Software 3.7%
Adobe Systems                                                     200                        6

Electronic Arts *                                                 100                        7

Microsoft *                                                     3,210                      175

Siebel Systems *                                                   70                        1

VERITAS Software *                                                600                       12

                                                                                           201

Total Information Technology                                                               715

TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 0.1%
Verizon Communications                                            100                        4

                                                                                             4

Wireless Telecommunication Services 1.1%
Vodafone ADR                                                    4,530                       62

                                                                                            62

Total Telecommunication Services                                                            66

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
UTILITIES 0.0%
Gas Utilities 0.0%
El Paso Corporation                                               100                      $ 2

Total Utilities                                                                              2

Total Miscellaneous Common Stocks 1.2%                                                      64

Total Common Stocks (Cost $6,172)                                                        5,391

SHORT-TERM INVESTMENTS 1.1%
Money Market Fund 1.1%
T. Rowe Price Reserve Investment
  Fund, 1.95% #                                                62,082                       62

Total Short-Term Investments (Cost $62)                                                     62

Total Investments in Securities
100.5% of Net Assets (Cost $6,234)                                                     $ 5,453

Other Assets Less Liabilities                                                             (27)

NET ASSETS                                                                             $ 5,426
                                                                                       -------
Net Assets Consist of:
Undistributed net investment income (loss)                                                 $ 1
Undistributed net realized gain (loss)                                                   (776)
Net unrealized gain (loss)                                                               (781)
Paid-in-capital applicable to
757,960 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                                   6,982

NET ASSETS                                                                             $ 5,426
                                                                                       -------
NET ASSET VALUE PER SHARE
Blue Chip Growth shares
($5,336,553/745,413 shares outstanding)                                                 $ 7.16

Blue Chip Growth - II shares
($89,734/12,547 shares outstanding)                                                     $ 7.15

#  Seven-day yield

*  Non-income producing

ADR  American Depository Receipts

Statement of Operations
T. Rowe Price Blue Chip Growth Portfolio
In thousands
Unaudited
                                                             6 Months
                                                                Ended
                                                              6/30/02
Investment Income (Loss)
Income
  Dividend                                                       $ 25
  Interest                                                          1

  Total income                                                     26
Investment management and
administrative expense                                             25

Net investment income (loss)                                        1

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                          (271)
Change in net unrealized gain (loss)
on securities                                                   (803)

Net realized and unrealized gain (loss)                       (1,074)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $ (1,073)
                                                            ---------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Blue Chip Growth Portfolio
In thousands
Unaudited

                                                             6 Months                     Year
                                                                Ended                    Ended
                                                              6/30/02                 12/31/02
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                    $ 1                      $ 6
  Net realized gain (loss)                                      (271)                    (505)
  Change in net unrealized gain (loss)                          (803)                       22

  Increase (decrease) in net assets
  from operations                                             (1,073)                    (477)

Distributions to shareholders
  Net investment income
   Blue Chip Growth shares                                          -                      (6)

Capital share transactions *
  Shares sold
   Blue Chip Growth shares                                      1,005                    7,574
   Blue Chip Growth - II shares                                   100                        -
  Distributions reinvested
   Blue Chip Growth shares                                          -                        7
  Shares redeemed
   Blue Chip Growth shares                                      (636)                  (1,068)

  Increase (decrease) in net assets
  from capital share transactions                                 469                    6,513

Net Assets
Increase (decrease) during period                               (604)                    6,030
Beginning of period                                             6,030                        -

End of period                                                 $ 5,426                  $ 6,030
                                                              -------                  -------
*Share information
  Shares sold
    Blue Chip Growth shares                                       122                      826
    Blue Chip Growth - II shares                                   13                        -
  Distributions reinvested
    Blue Chip Growth shares                                         -                        1
  Shares redeemed
    Blue Chip Growth shares                                      (77)                    (127)

  Increase (decrease) in shares
  outstanding                                                      58                      700

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2002 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Blue Chip Growth Portfolio (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks to provide long-term capital growth; income is a secondary objective. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Blue Chip Growth Portfolio, offered since December 29, 2000, and Blue Chip Growth Portfolio - II, which was first offered on April 30, 2002. Blue Chip Growth - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Blue Chip Growth - II pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,968,000 and $1,352,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $53,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $452,000 of unused capital loss carryforwards, of which $452,000 expire in 2009

  At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $6,234,000. Net unrealized loss aggregated $781,000 at period-end, of which $244,000 related to appreciated investments and $1,025,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $18,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $1,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Blue Chip Growth Portfolio

About the Portfolio's Directors and Officers

     Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)              Principal Occupation(s) During Past 5 Years and
Year Elected*                Other Directorships of Public Companies

Calvin W. Burnett, Ph.D.     President, Coppin State College; Director,
(3/16/32)                    Provident Bank of Maryland
2001

Anthony W. Deering           Director, Chairman of the Board, President, and
(1/28/45)                    Chief Executive Officer, The Rouse Company, real
2001                         estate developers

Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an
(1/27/43)                    acquisition and management advisory firm
1994

David K. Fagin               Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                     Golden Star Resources Ltd., and Canyon Resources
1994                         Corp. (5/00 to present); Chairman and President,
                             Nye Corp.

F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates,
(8/22/34)                    Inc., consulting environmental and civil engineers
2001

Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor
(11/16/41)                   Stores Corp., Ameren Corp., Finlay Enterprises,
1994                         Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber            Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                   real estate investment company; Senior Advisor and
2001                         Partner, Blackstone Real Estate Advisors, L.P.;
                             Director, AMLI Residential Properties Trust, Host
                             Marriott Corp., and The Rouse Company

Hubert D. Vos                Owner/President, Stonington Capital Corp., a
(8/2/33)                     private investment company
1994

Paul M. Wythes               Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                    capital limited partnership, providing equity
1994                         capital to young high-technology companies
                             throughout the United States; Director, Teltone
                             Corp.

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Blue Chip Growth PortfolioInside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios             Principal Occupation(s) During Past 5 Years and
Overseen]                    Other Directorships of Public Companies

John H. Laporte              Director, T. Rowe Price Group, Inc.; Vice
(7/26/45)                    President, T. Rowe Price
1994
[15]

James S. Riepe               Director and Vice President, T. Rowe Price; Vice
(6/25/43)                    Chairman of the Board, Director, and Vice
1994                         President, T. Rowe Price Group, Inc.; Chairman
[98]                         of the Board and Director, T. Rowe Price Global
                             Asset Management Limited, T. Rowe Price Investment
                             Services, Inc., T. Rowe Price Retirement Plan
                             Services, Inc., and T. Rowe Price Services, Inc.;
                             Chairman of the Board, Director, President, and
                             Trust Officer, T. Rowe Price Trust Company;
                             Director, T. Rowe Price International, Inc., and
                             T. Rowe Price Global Investment Services Limited;
                             Vice President, Equity Series

M. David Testa               Vice Chairman of the Board, Chief Investment
(4/22/44)                    Officer, Director, and Vice President, T. Rowe
1994                         Price Group, Inc.; Chief Investment Officer,
[98]                         Director, and Vice President, T. Rowe Price;
                             Chairman and Director, T. Rowe Price Global Asset
                             Management Limited; Vice President and Director,
                             T. Rowe Price Trust Company; Director, T. Rowe
                             Price Global Investment Services Limited and
                             T. Rowe Price International, Inc.; President,
                             Equity Series

*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held
With Fund                    Principal Occupations

Brian W.H. Berghuis,         Vice President, T. Rowe Price and T. Rowe Price
10/12/58                     Group, Inc.
Executive Vice President,
Equity Series

Stephen W. Boesel            Vice President, T. Rowe Price, T. Rowe Price
(12/28/44)                   Group, Inc., and T. Rowe Price Trust Company
Vice President,
Equity Series

Joseph A. Carrier            Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                   Group, Inc., and T. Rowe Price Investment
Treasurer, Equity Series
Services, Inc.

Arthur B. Cecil III          Vice President, T. Rowe Price and T. Rowe Price
(9/15/42)                    Group, Inc.
Vice President,
Equity Series

Giri Devulapally             Vice President, T. Rowe Price and T. Rowe Price
(11/18/67)                   Group, Inc.
Vice President,
Equity Series

Anna M. Dopkin, 9/5/67       Vice President, T. Rowe Price and T. Rowe Price
Vice President,              Group, Inc.
Equity Series

Robert N. Gensler            Vice President, T. Rowe Price and T. Rowe Price
(10/18/57)                   Group, Inc.
Vice President,
Equity Series

Eric M. Gerster              Vice President, T. Rowe Price and T. Rowe Price
(3/23/71)                    Group, Inc.
Vice President,
Equity Series

Henry H. Hopkins             Director and Vice President, T. Rowe Price Group,
(12/23/42)                   Inc.; Vice President, T. Rowe Price, T. Rowe Price
Vice President,              International, Inc., and T. Rowe Price Retirement
Equity Series                Plan Services, Inc.; Vice President and Director,
                             T. Rowe Price Investment Services, Inc., T. Rowe
                             Price Services, Inc., and T. Rowe Price Trust
                             Company

T. Rowe Price Blue Chip Growth Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served     Principal Occupations

Kris H. Jenner (2/5/62)      Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,    Group, Inc.
Equity Series

J. Jeffrey Lang (1/10/62)    Vice President, T. Rowe Price and T. Rowe Price
Vice President,              Trust Company
Equity Series

John D. Linehan (1/21/65)    Vice President, T. Rowe Price, T. Rowe Price
Vice President,              Group, Inc., and T. Rowe Price International, Inc.
Equity Series

Patricia B. Lippert          Assistant Vice President, T. Rowe Price and
(1/12/53)                    T. Rowe Price Investment Services, Inc.
Secretary, Equity Series

David S. Middleton           Vice President, T. Rowe Price, T. Rowe Price Group,
(1/18/56)                    Inc., and T. Rowe Price Trust Company
Controller, Equity Series

Joseph Milano (9/14/72)      Vice President, T. Rowe Price and T. Rowe Price
Vice President,              Group, Inc.
Equity Series

Larry J. Puglia, CFA         Vice President, T. Rowe Price and T. Rowe Price
(8/25/60)                    Group, Inc.
Executive Vice President,
Equity Series

Brian C. Rogers              Director and Vice President, T. Rowe Price Group,
(6/27/55)                    Inc.; Vice President, T. Rowe Price and T. Rowe
Executive Vice President,    Price Trust Company
Equity Series

Robert W. Smith              Vice President, T. Rowe Price, T. Rowe Price
(4/11/61)                    Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Michael F. Sola              Vice President, T. Rowe Price and T. Rowe Price
(7/21/69)                    Group, Inc.
Vice President,
Equity Series

William J. Stromberg,        Vice President, T. Rowe Price and T. Rowe Price
CFA (3/10/60)                Group, Inc.
Vice President,
Equity Series

John F. Wakeman              Vice President, T. Rowe Price and T. Rowe Price
(11/25/62)                   Group, Inc.
Vice President,
Equity Series

Richard T. Whitney           Vice President, T. Rowe Price, T. Rowe Price
(5/7/58)                     Group, Inc., T. Rowe Price Trust Company, and
Executive Vice President,    T. Rowe Price International, Inc.
Equity Series

R. Candler Young  Assistant Vice President, T. Rowe Price
(9/28/71)
Vice President,
Equity Series

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP594 (6/02)
K15-232 6/30/02